SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

  Date of Report (Date of earliest event reported) April 25,
  1997


                    Cash Can Incorporated
  (Exact name of registrant as specified in its charter)

  Delaware           0-19851             75-2371682
  (State or other   (Commission         (IRS Employer
  jurisdiction       File Number)        Identification No.)
  of incorporation)

        2321 Noriega Street, San Francisco, CA  94122
     (Address of principal executive offices)  (Zip Code)

  Registrant's telephone number, including area code (415)
  564-4770

  Item 1. Changes in Control of Registrant

       By letter dated April 1, 1997, Arthur E. Juhl submitted his resignation as CEO and Chairman of the registrant. At a Special Meeting of the Registrant's Board of Directors held on April 12, 1997, the remaining directors of the Registrant, Robert McCurn and Tony I.S. Oei accepted the resignation of Arthur E. Juhl and appointed Robert McCurn as CEO and Chairman and Ma. Cristina Oei as Director to fill the vacancies on the Board of Directors. The Board of Directors agreed to review and where appropriate renegotiate, approve or cancel any and all existing and future contracts, licensing and agreements regarding business operations of the registrant.

  At that same Director's meeting, the Board reviewed and re-approved a previous adoption resolved by a Board of Director's meeting held on February 21, 1996 that all current contracts of the Registrant, with special consideration given to consulting contracts and contracts exchanged for common stock, be reviewed for content and investigated for performance and receipt of due consideration by the Registrant, with those contracts, where due consideration was found lacking, be negated and common stock issued in connection therewith be recovered by the Registrant.

  On March 17, 1997, Arthur E. Juhl resigned as President of the Registrant.

  On March 17, 1997, the Board of Directors of the Registrant accepted the resignation of Arthur E. Juhl as President of the Registrant and appointed Robert McCurn to fill the position as President and Director to fill a previous vacancy on the Board of Directors.

  As a result of these actions, a change in control of the Registrant was effected.

  Item 2.  Acquisition or Disposition of Assets - Not
  Applicable

  Item 3. Bankruptcy or Receivership - Not Applicable

  Item 4. Changes in Registrant's Certifying Accountant - Not
  Applicable

  Item 5. Other Events

       The Form 8-K filed on November 12, 1996 listed under
  Item 1. Change in Control of Registrant was in error by stating Peter Piper Bolles as the new director of the Registrant to fill the vacancy on the Board due to the resignation of Alan Khoo, former Director.

  Item 6. Resignations of Registrants Directors

  April 25, 1997, Tony I.S. Oei resigned as Director of the
  Registrant.

  On April 25, 1997, the Board of Directors accepted the resignation of Tony I.S. Oei as Director.

  December 1, 1996, Thomas Malanca resigned as Director of the
  Registrant.

  On December 1, 1996, the Board of Directors accepted the resignation of Thomas Malanca as Director.

  Item 7. Financial Statements and Exhibits

       Required financial statements will be filed with the registrants Form 10 KSB for the fiscal year ended December 31, 1996 on May 15, 1997. A notification of late filing was filed with the Securities and Exchange Commission on April 15, 1997.

  Item 8. Change in Fiscal Year - Not Applicable

                          SIGNATURES

      Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cash Can Incorporated


  Date: May 5, 1997

  By: /s/Robert McCurn/
  President/CEO/Chairman